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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):

                                  JULY 13, 1998

                          CAMBRIDGE NEUROSCIENCE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                         0-19193                      13-3319074
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                           --------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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ITEM 5 - OTHER EVENTS

     On July 13, 1998, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing that its collaboration with Boehringer Ingelheim International, GmbH for the development of CERESTAT(1) (aptiganel) will end. The two companies are in the process of negotiating the specific terms and conditions of the termination of the collaboration. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.8 hereto.

(1) CERESTAT is a registered trademark of Boehringer Ingelheim International, GmbH.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.8 The Company's News Release dated July 13, 1998.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CAMBRIDGE NEUROSCIENCE, INC.



Date:  July 13, 1998                  /s/ Harry W. Wilcox, III
                                      ----------------------------------------
                                      Harry W. Wilcox, III
                                      President, Chief Executive
                                      Officer and Acting Chief
                                      Financial Officer







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                                  EXHIBIT INDEX



Exhibit
Sequential
Number                         Description
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99.8                           The Company's News Release dated July 13, 1998.